Net Asset Value Presentation
November 2014
Exhibit 99.1
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.

FOR INVESTOR USE
General Notices
CNL Healthcare Properties has filed a registration statement on Form S-11 (including a prospectus) with the Securities and Exchange Commission (SEC) on July 15, 2010, and the registration statement became effective on June 27, 2011, for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement, as supplemented, and other documents the
REIT has filed with the SEC for more complete information about the REIT and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at SEC.gov or at
CNLHealthcareProperties.com.
No offering is made to residents of New York, Maryland or any other state, except by a prospectus filed with the Department of Law of the state of New York, the Maryland Division of Securities or the respective state securities administrator. Neither the U.S. Securities and Exchange Commission, the attorney general of the state of New York, the Maryland Division of Securities, nor any other state securities administrator has passed on or endorsed the merits of the REIT’s offering or the adequacy or accuracy of this piece or the REIT’s prospectus. Any representation to the contrary is unlawful.
This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT.  Only the REIT’s prospectus makes such an offer. This piece must be read in conjunction with the prospectus in order to understand fully all of the investment objectives, risks, charges and expenses associated with an investment in the REIT and must not be relied upon to make an investment decision. The information herein does not supplement or revise any information in the REIT's public filings. To the extent information herein conflicts with the prospectus, as supplemented, the information in the prospectus shall govern.
This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

FOR INVESTOR USE
General Notices
This presentation may include forward-looking statements.  Forward-looking statements are based on current expectations and may be identified by words such as believes, expects, may, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially from those expressed or implied in the REIT’s forward-looking statements. Important factors, among others, that could cause the REIT's actual results to differ materially from those in its forward-looking statements include those identified in the Risk Factors described below. Investors should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.
Shares are offered to the public through CNL Securities, Member FINRA/SIPC, the REIT’s managing dealer, and through other broker-dealers or with the assistance of registered investment advisors. Broker-
dealers are reminded that REIT communications that are delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended.
An investment in the REIT is subject to significant risks, some of which are summarized below in the Risk
Factors section of this piece and are fully detailed in the REIT’s prospectus. Investors should read and understand all of the risks and the entire prospectus, as supplemented, before making a decision to invest. The prospectus and supplements are available on SEC.gov or CNLHealthcareProperties.com.
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

FOR INVESTOR USE
Risk Factors
Investing in a non-traded REIT is a higher-risk, longer term investment and is not suitable for all investors.
Due to the risks involved in the ownership of real estate, there is no guarantee of any return on investment. The shares may lose value or investors could lose their entire investment. The shares are not
FDIC-insured, nor bank guaranteed.
The REIT and its advisor were recently organized and have limited operating histories on which investors may evaluate the REIT’s operations and prospects for the future.
Non-traded REITs are illiquid. There is no public trading market for the shares. The REIT has no obligation to list on any public securities market and does not expect to list the shares in the near future. If investors are able to sell their shares, it would likely be at a substantial discount.
There are significant limitations on the redemption of investors’ shares under the REIT’s Amended and
Restated Redemption Plan. Funds available for redemption, if any, are within the REIT’s sole discretion and are not expected to exceed the proceeds of the REIT’s Distribution Reinvestment Plan, unless the board of directors chooses to use other sources to redeem shares. The REIT can determine not to redeem any shares, or only a portion of the shares for which redemption is requested. In no event will more than 5 percent of the outstanding shares be redeemed in any 12-month period. The REIT may suspend, terminate or modify the redemption plan at any time.
This is a blind pool offering. The REIT has not identified all of the investments that it will make in the future, and investors will not have the opportunity to evaluate future investments before they are made.
Investors must rely on the REIT’s advisor and board of directors to evaluate, structure and implement future investments.
If the REIT fails to maintain its qualification as a REIT for any taxable year, it will be subject to federal income tax on taxable income at regular corporate rates. In such event, net earnings available for investment or distributions would be reduced.
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

FOR INVESTOR USE
Risk Factors
Since April 1, 2013, the advisor and its affiliated property manager have provided expense support to the
REIT, and forgoing the payment of fees in cash in exchange for shares of restricted stock for services as defined in the Expense Support Agreement.  The expense support amount will be determined for each calendar quarter on a non-cumulative basis, and may be terminated at any time by the advisor.
Decreases in the support amount from the advisor will reduce our cash flow available for distributions.
The use of leverage to acquire assets may hinder the REIT’s ability to pay distributions and/or decrease the value of stockholders’ investment in the event income from or the value of the property securing the debt declines.
The REIT’s public offering is a “best efforts” offering. The managing dealer and participating brokers are only required to use their best efforts to sell shares, and are not required to sell any specific number of shares. If the REIT raises substantially less than the maximum offering amount, the REIT’s portfolio of properties may be less diversified and your investment will be subject to greater risk.
There are significant risks associated with the senior housing and healthcare sectors including market risk impacting demand, litigation risk and the cost of being responsive to changing government regulations.
The REIT’s success in these sectors is dependent, in part, upon the ability to evaluate local conditions, identify appropriate opportunities, and find qualified tenants or, where properties are acquired through a taxable REIT subsidiary, to engage and retain qualified independent managers.
The REIT is obligated to pay substantial fees to its advisor, managing dealer, property manager and their respective affiliates based upon agreements which have not been negotiated at arm’s length, and some of which are payable based upon factors other than the quality of services. These fees could influence their advice and judgment in performing services. In addition, certain officers and directors of the advisor also serve as the REIT’s officers and directors, as well as officers and directors of competing programs, resulting in conflicts of interest. Those persons could take actions more favorable to other entities.
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

FOR INVESTOR USE
Risk Factors
The REIT has paid and intends to continue to pay distributions on a quarterly basis; however, there is no guarantee of the amount of future distributions, or if distributions can be sustained at all. The amount and basis of distributions are determined by and at the discretion of the board of directors and are dependent upon a number of factors, including but not limited to, expected and actual net operating cash flow, funds from operations, financial condition, capital requirements, avoidance of volatility of distributions, and retaining qualification as a REIT for federal income tax purposes. To date, the REIT has experienced cumulative net losses, and accordingly, no distributions have been funded from earnings. Until the REIT generates sufficient operating cash flow or funds from operations, the REIT may continue to pay distributions from other sources and/or in stock.  Funding distributions from offering proceeds or borrowings will reduce cash available for investment, may lower investors’ overall return, and is not sustainable. Stock distributions paid to earlier investors will be dilutive to later investors.  The REIT has not established a limit on the extent to which it may use borrowings, offering proceeds or stock to pay distributions.
For the six months ended June 30, 2014, approximately 51 percent of distributions were funded by offering proceeds and 49 percent were covered by operating cash flow. For the year ended Dec. 31,
2013, approximately 87 percent of distributions were funded by offering proceeds and 13 percent were covered by operating cash flow. For the years ended Dec. 31, 2011 and 2012, the REIT’s first two years of operations, distributions were not covered by operating cash flow and were 100 percent funded by offering proceeds. Cash flows from operating activities has been impacted by high levels of acquisition costs and fees during the REIT’s growth phase, as well as its strategy to develop new properties and acquire newer existing properties prior to being fully leased and stabilized. The REIT’s long-term strategy is to fully invest its capital, complete its development/value add properties and work toward the goal of being leased up to a stabilized level of occupancy. The REIT believes that this will potentially generate higher levels of cash flows from operating activities to support its distribution.
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

FOR INVESTOR USE
The offering price of our shares is based on our estimated net asset value per share, plus selling commissions and marketing support fees, and may not be indicative of the price at which our shares would trade if they were actively traded.
Our share price is primarily based on the estimated per share value of our shares, but also based upon subjective judgments, assumptions and opinions by management, which may or may not turn out to be correct. Therefore, our share price may not reflect the amount that might be paid to you for your shares in a market transaction.
In determining our estimated net asset value per share, we primarily relied upon a valuation of our portfolio of properties as of September 30, 2014.  Valuations and appraisals of our properties are estimates of fair value and may not necessarily correspond to realizable value upon the sale of such properties, therefore our estimated net asset value per share may not reflect the amount that would be realized upon a sale of each of our properties.
We may not perform a subsequent calculation of our net asset value per share for our shares prior to the end of this offering, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis during this offering.
Valuation Disclosures
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark of Ameriprise Financial, Inc.

Senior Housing & Healthcare Focus
CNL Healthcare Properties may also invest in other income-producing assets.
Senior Housing Medical Office Post-Acute Care Acute Care
• Active Adult
Communities
• Medical Office
Buildings
• Skilled Nursing
Facilities
• General Acute Care
Hospitals
• Independent Living
• Diagnostic Service
Providers
• Long-term Acute Care
Hospitals
• Specialty Surgical
Hospitals
• Assisted Living • Specialty Medical
• Inpatient Rehabilitation
• Memory Care • Surgery Centers
• Continuing Care
Retirement
Communities
• Outpatient
Rehabilitation

Asset Class Diversification
(by purchase price)
Portfolio Snapshot
1
Geographic Diversification
(87 assets across 26 states)
1 As of Sept. 30, 2014.
$1.5B+
67%
18%
8%
7%
Senior Housing
Medical Office
Post-Acute Care
Acute
Senior Housing
Medical Office
Post-Acute Care
Acute Care

10 Estimated NAV & Methodology

Consistent with IPA Valuation Guidelines
1
Use of independent investment banking firm
Engaged CBRE Capital Advisors, Inc. (“CBRE Cap”) an
independent investment banking firm, as valuation expert
Utilized discounted cash flow method
Tested for reasonableness using direct capitalization and
sales comparison approaches
Range provided by stressing key assumptions
Discount rates and terminal capitalization (“terminal cap.”) rates
Disclosure of key assumptions & methodology
Individual MAI property appraisals
(no enterprise/portfolio premiums)
Provided estimate of value as of Sept. 30, 2014
Utilized preliminary balance sheet as of Sept. 30, 2014.
Estimated Net Asset Value (NAV)
1 There is no assurance that IPA Guidelines are acceptable to FINRA or under ERISA for compliance with reporting requirements.

Valuation based on cash flow projections and an unlevered
10-year discounted cash flow analysis from MAI appraisals for each of the Company’s wholly-owned operating assets
Terminal cap. rate method was used to calculate terminal
value (forward year’s NOI / terminal cap. rate) of the assets
Wholly Owned Properties
Properties with third-party leases – valuation represents leased fee value
Non-stabilized Properties – lease-up discount and costs to complete, where applicable, were applied to discounted cash flow to arrive at “as is” value.
A valuation range was calculated by varying the discount rate and terminal cap. rate by 2.5% in either direction (represents a 5% range)
Terminal cap. rates vary by location, asset quality and supply/demand dynamics

Stabilized Properties – Assumed a sale of the partially-owned properties on Sept. 30, 2014, to capture the specific JV promote structures (after debt repayment) and properly reflect the Company’s economic interest in each asset.
Non-stabilized Properties – Four-year discounted levered free cash flows to capture the specific JV promote structures (after debt service and the repayment of debt) of each asset to properly reflect the Company’s economic interest in each asset
JV Properties & Vacant Land
Relied on discounted cash flow value indications from MAI appraisals
A valuation range was calculated by varying the discount rate and terminal cap. rate by 2.5% in either direction (represents a 5% range)
Relied on cash flow projections from MAI appraisals
A valuation range was calculated by varying the discount rate and terminal cap. rate by 2.5% in either direction (represents a 5% range)
Lease-up discount and cost to complete were applied

Terminal cap. rate method was used to calculate terminal
value (forward year’s NOI / terminal cap. rate) of the JV
assets
Vacant land was valued based on market comparables
JV Properties & Vacant Land
Terminal cap. rates vary by location, asset quality and supply/demand dynamics

CBRE Cap. created a valuation range by varying the discount rate utilized and the terminal cap.
rate of each real estate asset
CBRE Cap. utilized a Sept. 30, 2014, share count of 94,221,929
Valuation Summary
CBRE Valuation (Discount and Terminal Cap. Rates Based on CBRE Appraisals)
Sector Discount Rate Range Terminal Cap Rate Range
Medical Office Properties 8.03% - 8.44% 7.11% - 7.48%
Post-Acute & Acute Care Properties 8.36% - 8.79% 7.39% - 7.77%
Senior Housing Properties 8.39% - 8.82% 7.42% - 7.80%
JV Properties 9.07% - 9.53% 7.46% - 7.84%
Vacant Land $65K-$940K per acre
The range was set at 40-50bps on the discount rate and 40-50bps on the terminal cap. rate of each asset
Represents an approximate 5% sensitivity on the discount rate and terminal cap. rate ranges

$9.00
$10.03
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00

CNL Healthcare Properties

Estimated NAV Per Share Build-Up
1 The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the Company or stockholders may receive if the Company were to list its shares or liquidate its assets, now or in the future.
Table of Value Estimates for Components of Net Asset Value
(as of Sept. 30, 2014)
Value
($ in 000’s)
Per Share
Present value of equity in wholly owned and partially
owned operating assets and vacant land
$1,688,526 $17.92
Cash and cash equivalents $83,483 $0.89
Other assets
$18,691 $0.20
Fair market value of debt
($869,792) ($9.23)
Accounts payable and other accrued expenses
($18,257)  ($0.19)
Other liabilities
($6,095)  ($0.06)
Estimated net asset value
¹
$ 9.52
$896,556

Estimated NAV per share of $9.52
No enterprise or portfolio premium
Offering price per share of $10.58
Estimated NAV grossed up for sales
commissions and marketing support fees
Distribution Reinvestment Plan (DRP)
Purchase price is 95% of the new offering
price or $10.06
Redemption Plan
Redemption priced at estimated NAV, not to
exceed original share purchase price
Repricing of Shares
1
1 As of Sept. 30, 2014

Increased the amount of distributions to
maintain the historical distribution rate of
4% cash, 3% stock for a total of 7% on
each outstanding share of common
stock, based on the new offering price.
This includes:
An increase in the monthly cash distributions to
$0.0353 per share
Monthly stock distributions of 0.0025 shares
Increase in Distributions
1
1
For the six months ended June 30, 2014, approximately 51 percent of distributions were funded by offering proceeds and 49 percent were covered by operating cash flow. For the year ended Dec. 31, 2013, approximately 87 percent of distributions were funded by offering proceeds and 13 percent were covered by operating cash flow. For the years ended Dec. 31, 2011 and 2012, the REIT’s first two years of operations, distributions were not covered by operating cash flow and were 100 percent funded by offering proceeds. Cash flows from operating activities has been impacted by high levels of acquisition costs and fees during the
REIT’s growth phase, as well as its strategy to develop new properties and acquire newer existing properties prior to being fully leased and stabilized. The REIT’s long-term strategy is to fully invest its capital, complete its development/value add properties and work toward the goal of being leased up to a stabilized level of occupancy. The REIT believes that this will potentially generate higher levels of cash flows from operating activities to support its distribution. Distributions are not guaranteed and may be suspended, modified or terminated at the discretion of the board of directors.  Distributions may include return or principal or borrowed funds which may lower overall returns to the investor and may not be sustainable. Stock distributions paid to earlier investors will be dilutive to later investors.

19 Summary

New subscriptions received after 3:00 p.m. CST,
Nov. 4, 2014
Processed at the new offering price of $10.58
Received and date stamped prior to Nov. 4, 2014, but not in good order
Processed at the new offering price of $10.58, once all requirements have been met
Rescissions
Accepted up until Nov. 18, 2014, 3:00 p.m. (CST) so long as
subscription agreements are received between Oct. 28, 2014, and
Nov. 18, 2014, 3:00 p.m. (CST) by DST Systems, Inc. our transfer agent
New distribution rates will be effective in the fourth
quarter 2014 distributions
Operational Summary & Timing

Continue to grow and diversify our portfolio based on our
investment strategy.
Close existing pipeline of senior housing and medical office transactions.
Invest in select development opportunities and actively drive value-add.
Maximize operating performance at the individual asset level.
Close initial offering on or about Jan. 30, 2015, and transition to the follow-on offering. Anticipate raising equity through the end of 2015 in the follow-on.
Looking Ahead
1
1
A registration statement relating to the common stock of CNL Healthcare Properties is filed with the Securities and Exchange Commission. The offering of CNL
Healthcare Properties’ common stock is being made solely by means of a written prospectus. This presentation  is not an offer to sell and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted. Neither the SEC, the Attorney General of the State of New York nor any other regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is a criminal offense.
  There is no assurance these objectives will be met. Forward-looking statements are based on current expectations and may be identified by words such as
“believes,” “expects,” “may,” “could” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. Investors should not place undue reliance on forward-looking statements.

Offering Summary
Maximum Offering Size $3 billion in common stock
Offering Price Per Share $10.58
Minimum Investment $5,000 for individuals, $4,000 for qualified plans
Asset Focus Senior housing, medical office, post-acute care, acute care and other income-producing assets
Geographic Diversification United States, with the opportunity for limited international acquisitions
Return Objective Income & Growth
Distributions Cash, stock or combination of the two
Distribution Payment Schedule Declared monthly and paid quarterly
Distribution Reinvestment Price $10.06 (Approximately 95% of the current offering price per share)
Redemption Price Per Share The lesser of the then estimated net asset value, or stockholder’s purchase price
Exit Strategy On or before June 27, 2018, the board of directors will consider liquidity event options
Suitability Standards
$250,000 net worth (excluding home, furnishings and personal automobiles) or $70,000 net worth and
$70,000 annual gross income. (Some states, including but not limited to AL, CA, IA, KS, KY, MA, ME,
MI, MO, ND, NE, NJ, OH, OR, PA and TN have additional standards.  See the “Suitability Standards”
section of the prospectus.)
See the "Risk Factors" section of this presentation and in the prospectus for additional information about the REIT's distributions, Distribution Reinvestment Plan and Amended and Restated Redemption Plan.
1
There is no assurance these objectives will be met.
3
For the six months ended June 30, 2014, approximately 51 percent of distributions were funded by offering proceeds and 49 percent were covered by operating cash flow. For the year ended Dec. 31, 2013, approximately 87 percent of distributions were funded by offering proceeds and 13 percent were covered by operating cash flow. For the years ended Dec. 31, 2011 and 2012, the REIT’s first two years of operations, distributions were not covered by operating cash flow and were 100 percent funded by offering proceeds. The interest of later investors in our common stock will be diluted as a result of our stock distribution policy.
3
In no event will more than 5 percent of the outstanding shares be redeemed in any 12-month period. The REIT may suspend, terminate or reduce the redemption plan at any time. Non-traded REITs are illiquid. There are significant restrictions and limitations on your ability to have all or any portion of your shares redeemed.
1
2
2
3
1

Investors
To obtain additional information about CNL Healthcare
Properties, please consult your Financial Advisor. Or you
may visit CNLHealthcareProperties.com.
Financial Professionals
For more information about CNL Healthcare Properties,
please contact our managing dealer, CNL Securities,
Member FINRA/SIPC at 866-650-0650 or visit
CNLSecurities.com.
For More Information
23
© 2014 CNL Healthcare Corp. All Rights Reserved. CNL ® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.
Built on Experience is a trademark used under license from  Ameriprise Financial, Inc.
This is not an offer. Securities can be offered only by prospectus. Dissemination to prospective or current investors is prohibited. Broker/Dealers are reminded that  all communications, including this presentation, sent or delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act
of 1933, as amended.   Investments in non-traded real estate investment trusts (REITs) are subject to significant risks. These risks include limited operating histories, reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidations at less than the original amounts invested. Investing in these products may not be suitable for all investors. Investors should consult a financial professional to determine whether risks associated with an investment in the shares are compatible with their investment objectives.